PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10
PRUDENTIAL JENNISON EQUITY INCOME FUND

Supplement dated June 20, 2014 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2014, the Fund’s Manager, Prudential Investments LLC (PI) has agreed to a reduced management fee rate on Fund assets over $5 billion. To reflect this change, effective as of July 1, 2014 the management fee rate for PI appearing in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

0.85% on average daily net assets up to $500 million;
0.80% on average daily net assets over $500 million to $1 billion;
0.75% on average daily net assets over $1 billion to $2.5 billion;
0.725% on average daily net assets over $2.5 billion to $5 billion;
0.70% on average daily net assets over $5 billion to $7.5 billion;
0.675% on average daily net assets over $7.5 billion to $10 billion;
0.65% on average daily net assets over $10 billion.

LR600